Exhibit 10.1

Amendment #1 to the Launch Services Agreement

by and between ORBCOMM Inc. and SpaceX Exploration Technologies Corp.

This Amendment #1 (the “Amendment”) to the December 21, 2012 Launch Services Agreement and its accompanying Exhibits (the “Agreement”) by and between ORBCOMM Inc. (“Customer”) and SpaceX Technologies Corp. (“SpaceX”) (collectively, the “Parties”), is entered into as of April 13, 2015 (the “Amendment Effective Date”). Capitalized terms used but not defined in this Amendment have the meaning given to them in the Agreement and its Exhibits.

WHEREAS the Parties desire to change the schedule and other terms and conditions applicable to the Second Launch Period.

NOW THEREFORE, in consideration of the premises and mutual covenants and agreements contained in this Amendment, the Parties agree to waive any rights or claims for payments each may have for delays by the other Party that have occurred prior to the Amendment Effective Date, whether applicable to the first Launch Service or the second Launch Service, and agree to amend the Agreement as follows:

1.	The third “WHEREAS” Clause is deleted in its entirety, and replaced with the following clause:

“WHEREAS, SpaceX desires, and Customer agrees, that SpaceX shall provide Launch Services for eighteen Satellites with its Falcon 9 V1.1 launch vehicle, [***…***].

2.	In Section 4.2 (Milestone Payments), the Milestone Payment for Milestone Launch 2-B is deleted in its entirety and replaced with the following:

[***…***]

3.	The first sentence, first paragraph of Section 5.1 (Scheduling) is deleted in its entirety and replaced with the following sentences:

“The date of the first Launch (“First Launch Date”) shall occur within a [***…***] period between June 15, 2013 and [***…***] (“First Launch Period”), and the date of the second Launch (“Second Launch Date”) shall occur within a [***…***] period beginning [***…***] and ending [***…***] (“Second Launch Period”). [***…***].

4.

The second sentence of the second paragraph of Section 5.1 (Scheduling) is deleted in its entirety and replaced with the following language and table: “The Parties shall determine per the following table: (i) [***…***] period within the

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [***. . .***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

Second Launch Period (“Second Launch Slot”) during which the Second Launch Date will occur; (ii) [***…***] period within the Second Launch Slot (“Second Launch Interval”) during which the Second Launch Date will occur; and (iii) the Second Launch Date, in each case no later than the date of determination per the following table.

Manifest Planning Event:	Date of Determination:
Second Launch Slot	[***…***]
Second Launch Interval	[***…***]
Second Launch Date	[***…***]

5.	Section 9.2 (Customer Delays) is deleted in its entirety and replaced with the following paragraph with respect to the second Launch Service:

“If Customer requires or requests a delay that is not an Excusable Delay beyond the last day of the Second Launch Period, Customer agrees to pay SpaceX delay fees based on the following schedule: [***…***]. Nothing in this Section 9.2 shall be construed as permitting delayed payment of any amounts owed by Customer hereunder. [***…***] SpaceX shall not be responsible for Payload or Customer equipment storage costs in the event of a delayed Launch, whether or not such delay is an Excusable Delay. Any fractional thirty (30) day period shall be calculated on a pro rata basis For the avoidance of doubt, [***…***].”

6.	Section 9.3 (SpaceX Delays) is deleted in its entirety and replaced with the following with respect to the second Launch Service: “If SpaceX requires or requests any delay that is not an Excusable Delay beyond the last day of the Second Launch Period, SpaceX agrees to pay Customer delay fees based on the following schedule: [***…***]. Any fractional thirty (30) day period shall be calculated on a pro rata basis.”

7.	The following language is added to the end of Section 2.2.6.5.5 of the Exhibit B Statement of Work:

[***…***]

All other terms of the Agreement remain unchanged and in full force and effect. The duly authorized representatives named below have executed this letter, which supersedes all prior relevant communications related to the subject matter of this Amendment.

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [***. . .***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

SPACE EXPLORATION TECHNOLOGIES CORP.

BY:	/s/ Lee W. Rosen
(Signature)
Name:	Lee W. Rosen
Title:	VP, Mission & Launch Ops

Date:	9 Apr 15

ORBCOMM INC.

BY:	/s/ John J. Stolte
(Signature)
Name:	John J. Stolte
Title:	EVP – Tech & Ops

Date:	April 13, 2015

3

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [***. . .***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.